                                                                   Exhibit 10.1


                   SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Second Amendment to Loan and Security Agreement is made as of this 28th day of May, 1998 by and between

     BankBoston Retail Finance Inc. as Agent for the Lenders party to a certain Loan and Security Agreement dated as of October 29, 1997, as amended and in effect;

     the Lenders party thereto; and

     County Seat Stores, Inc., a Minnesota corporation with its principal executive offices at 469 Seventh Avenue, New York, New York 10018 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                                 W I T N E S S E T H:


     WHEREAS, on October 29, 1997, the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement,(as amended and in effect, the "Agreement"); and

     WHEREAS, the Agent, the Lenders and the Borrower desire to modify certain of the provisions of the Agreement as set forth herein.

     NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

          (a) by adding the following new sentence at the end of the definition of "Acceptable Inventory":

               In no event shall Inventory reflected in the Borrower's stock ledger Department 3010 constitute "Acceptable Inventory" at any time on or after July 20, 1998.

          (b) by deleting the definition of "Fixed Charge Coverage Ratio" appearing therein and substituting the following in its stead:


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          "Fixed Charge Coverage Ratio":  The ratio of the following, each determined for the period in respect of which compliance with this ratio is being determined:

                      EBITDA less Fixed Charges
                -------------------------------------
                The sum of cash payments of (a) interest
               (other than to the holders of the New
               Notes but only to the extent such cash payment is funded from amounts presently deposited in the New Note Disbursement Account (and any interest earned thereon), it being agreed that any payments not funded from the New Note Disbursement Account shall be included as "interest" for purposes hereof) and (b) principal amortization.

          (c)  by amending the definition of "Fixed Charges" by deleting clause
               (a) in its entirety.

     3. Amendments to Article 5. The provisions of Article 5 of the Agreement are hereby amended by deleting the provisions of Section 5-11(a) in their entirety and substituting the following in its stead:

               (a) The Borrower will not permit its Fixed Charge Coverage Ratio to be less than the following for the periods indicated:

               Fiscal Quarter Ending         Ratio
               On or About
               ---------------------         -----
               January 31, 1998              1.25:1.00

               April 30, 1998                1.25:1.00

               July 31, 1998                 1.00:1.00*

               October 31, 1998              1.00:1.00**

               January 31, 1999 and
               thereafter                    1.25:1.00

               * For purposes of calculating the Borrower's compliance with this covenant for the quarter ending on or about July 31, 1998 only, the parties agree that the numerator of the Fixed Charge Coverage Ratio shall be calculated as follows:

               EBITDA plus $12,000,000.00 less Fixed Charges

               ** For purposes of calculating the Borrower's compliance with this covenant for the quarter ending on or about October 31, 1998 only, the parties agree that the numerator of the Fixed Charge Coverage Ratio shall be calculated as follows:

               EBITDA plus $1,700,000.00 less Fixed Charges

     4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms (i) all of the representations, warranties and covenants therein contained (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) that all Collateral secures all of the Liabilities, as modified hereby.

     5. Conditions to Effectiveness. This Second Amendment to Loan and Security Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the
          Agents:

          (a) This Second Amendment to Loan and Security Agreement shall have been duly executed and delivered by the Borrower, the Agent and such percentage of the Lenders as is required to consent hereto under the terms of the Agency Agreement. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.

          (b) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Second Amendment to Loan and Security Agreement shall have been duly and effectively taken. The Agent shall have received from the Borrower, a true copy of its certificate of the resolutions adopted by its board of directors authorizing the transactions described herein, certified by its secretary as of a recent date to be true and complete.

          (c) The Borrower shall have paid to the Agent, for the ratable benefit of the Lenders consenting to this Second Amendment to Loan and Security Agreement an amendment fee in the sum of $200,000.00.

          (d) The Borrower shall have paid to the Agent all fees and expenses then due and owing pursuant to the Loan and Security Agreement, as modified hereby, including, without limitation, reasonable attorneys' fees incurred by the Agent.

          (e)  No Suspension Event shall have occurred and be continuing.


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


          (f) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and its counsel may have reasonably requested.

     6.   Miscellaneous.

               (a) This Second Amendment to Loan and Security Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

               (b) This Second Amendment to Loan and Security Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

               (c) Any determination that any provision of this Second Amendment to Loan and Security Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment to Loan and Security Agreement.

               (d) The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment to Loan and Security Agreement.

               (e) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Second Amendment to Loan and Security Agreement and is not relying on any representations or warranties of the Agent or any Lender or their respective counsel in entering into this Second Amendment.


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     IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to Loan and Security Agreement to be executed and their seals to be hereto affixed as of the date first above written.

                                   AGENT

                                   BANKBOSTON RETAIL FINANCE INC.


                                   By: /s/ Michael L. Pizette
                                       --------------------------------
                                   Title: Director


                                   LENDERS

                                   BANKBOSTON RETAIL FINANCE INC.


                                   By: /s/ Michael L. Pizette
                                       --------------------------------
                                   Title: Director

                                   BANKAMERICA BUSINESS CREDIT, INC.


                                   By: /s/ Gregory Eck
                                       --------------------------------
                                   Title: Vice President

                                   CONGRESS FINANCIAL CORPORATION (CENTRAL)


                                   By: /s/ Keith C. Chapman
                                       --------------------------------
                                   Title: Vice President

                                   FOOTHILL CAPITAL CORPORATION


                                   By: /s/ Todd W. Culpitts
                                       --------------------------------
                                   Title: Asst. Vice President


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


                                   FINOVA CAPITAL CORPORATION


                                   By: /s/ Maryann V. Richardson
                                       --------------------------------
                                   Title: Asst. Vice President


                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By: /s/ Allison Friedman
                                       --------------------------------
                                   Title: Assistant Secretary


                                   BORROWER

                                   COUNTY SEAT STORES, INC.


                                   By: /s/ Paul J. Kittner
                                       --------------------------------
                                   Title: Chief Financial Officer

AGREED
CSS TRADE NAMES INC.

By: /s/ Paul J. Kittner
    --------------------------
Title: Chief Financial Officer


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